SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------




                                    Form 8-K




                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: April 2, 2004
                        (Date of earliest event reported)




                          Pre-Paid Legal Services, Inc.
             (Exact name of registrant as specified in its charter)



                          (Commission File No. 1-9293)





          Oklahoma                                      73-1016728
(State or other jurisdiction               (I.R.S. Employer Identification No.)
     of incorporation)


         One Pre-Paid Way
          Ada, Oklahoma                                   74820
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:              (580) 436-1234



Item 7.    Financial Statements and Exhibits

         The following exhibits are included with this report:

   Exhibit No.                              Description

       99.1         Company Press Release dated April 2, 2004


Item 12. Results of Operation and Financial Condition

         On April 2, 2004, Pre-Paid Legal Services, Inc. (the "Company") issued a press release announcing its membership production and recruiting information for the three months ended March 31, 2004. A copy of the release is included as an exhibit to this report.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               PRE-PAID LEGAL SERVICES, INC.


                               By: /s/ Randy Harp
                               -------------------------------------------------
Date:  April 2, 2004           Randy Harp, Chief Operating Officer








                                INDEX TO EXHIBITS

    Exhibit No.                    Description

       99.1         Company Press Release dated April 2, 2004




For Release 8:00 a.m. Eastern                      Company      Steve Williamson
Friday, April 2, 2004                             Contact:        (580) 436-1234

                        Pre-Paid Legal Services Announces
                 First Quarter Production and Recruiting Results
                                      - - -
                  First Quarter 2004 Earnings Release Date Set

     ADA, OK, April 2, 2004 - Pre-Paid Legal Services, Inc. (NYSE: PPD) announced 2004 first quarter membership production and recruiting results and has scheduled its first quarter 2004 earnings release to be issued after the close of trading on the New York Stock Exchange on Monday, April 26, 2004. The Company noted that monthly total new membership sales increased throughout the quarter.

                                                                                                 Three Months Ended
New Memberships:                                                                      3/31/2004     12/31/2003       3/31/2003
----------------                                                                      ---------     ----------       ---------
New legal service membership sales..............................................          156,135         149,124        178,820

New "stand-alone" IDT membership sales..........................................            6,697           4,377              -

         Total new membership sales.............................................    --------------  -------------  --------------
                                                                                          162,832         153,501        178,820
                                                                                    --------------  -------------  --------------
New "add-on" IDT membership sales...............................................           84,774          89,928              -

Active Memberships:
Active legal service memberships at end of period...............................        1,417,553       1,414,746      1,394,569

Active "stand-alone" IDT memberships at end of period (see note below)..........           12,071           4,251              -

         Total active memberships at end of period..............................    --------------  -------------  --------------
                                                                                        1,429,624       1,418,997      1,394,569
                                                                                    --------------  -------------  --------------
Active "add-on" IDT memberships at end of period (see note below)...............          154,774          86,602              -

New Sales Associates:
New sales associates recruited..................................................           14,774          33,068         29,755

Note - reflects 2,748  transfers from "add-on"  status to  "stand-alone"  status during the quarter

     Identity Theft plans sold in conjunction with new legal plan memberships or "added-on" to existing legal plan memberships sell for $9.95 per month and are not counted as "new" memberships but do increase the average premium of the Company's membership base, while "stand alone" Identity Theft plans are not attached to a legal plan membership and sell for $12.95 per month.

     Effective January 1, 2004, and continuing throughout the quarter, the Company, in order to provide additional tools and enhance the classroom training to the new sales associate, increased the cost to become a Fast Start sales associate to $249 from $99 which was in effect for December 2003 and $149 which was in effect for October and November 2003. The cost to become a Fast Start associate during the entire previous year's comparable quarter was $149. Despite the higher Fast Start fee, which caused a significant decline in the number of new sales associates recruited, the number of new legal memberships sold actually increased sequentially. The Company attributes this to a combination of a solid core base of active associates and more productive newly recruited sales associates.

     The Company purchased 375,500 shares of its common stock during the 2004 first quarter for $9.2 million, or an average price of $24.49 and is currently working with its lenders for additional financing or modifications to existing loan covenants pertaining to restrictions on the amount of treasury stock that may be purchased. The Company expects to announce additional treasury stock purchase ability in the near future.

About Pre-Paid Legal Services
     Pre-Paid Legal Services develops and markets legal service plans across North America. The plans provide for legal service benefits, including unlimited attorney consultation, will preparation, traffic violation defense, automobile-related criminal charges defense, letter writing, document preparation and review and a general trial defense benefit. More information can be located at the Company's homepage on the worldwide web at http://www.prepaidlegal.com/.

     Forward-Looking Statements
     Statements in this press release, other than purely historical information, regarding the Company's future plans and objectives and expected operating results, and statements of the assumptions underlying such statements, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained herein are based on certain assumptions that may not be correct. They are subject to risks and uncertainties incident to the Company's business that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are described in the reports and statements filed by the Company with the Securities and Exchange Commission, including (among others) those listed in the Company's Form 10-K and Form 10-Q, and include the risks that the Company's membership persistency or renewal rates may decline, that the Company may not be able to continue to grow its memberships and earnings, that the Company is dependent on the continued active participation of its principal executive officer, that pending or future litigation may have a material adverse effect on the Company if resolved unfavorably to the Company, that the Company could be adversely affected by regulatory developments, that competition could adversely affect the Company, that the Company is substantially dependent on its marketing force, that the Company's stock price may be affected by short sellers and that the Company has been unable to increase significantly its employee group membership sales. Please refer to pages 39 and 40 of the Company's 2003 Form 10-K for a more complete description of these risks. The Company undertakes no duty to update any of the forward-looking statements in this release.

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